Exhibit 10.25

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6)

5th (FIFTH) AMENDMENT TO THE PRIVATE INSTRUMENT OF INDENTURE OF THE 1st (FIRST) ISSUE OF SIMPLE, NON-CONVERTIBLE DEBENTURES, WITH SECURITY INTEREST, WITH ADDITIONAL PERSONAL GUARANTEE, IN A SINGLE SERIES, FOR PUBLIC DISTRIBUTION WITH RESTRICTED DISTRIBUTION EFFORTS OF NUVINI S.A.

The “Parties”,

I. NUVINI S.A., a privately-held corporation headquartered in the city of São Paulo, State of São Paulo, at Rua Jesuíno Arruda, No. 769, room 20B, Postal Code 04532-082, duly registered with the National Corporate Taxpayers Register of the Ministry of the Economy, Finance and Planning (“CNPJ/ME”) [***], with its articles of incorporation filed with the Commercial Registry of the State of São Paulo (“JUCESP”) [***], hereby represented pursuant to its bylaws (“Issuer” or “Company”);

II. VÓRTX DISTRIBUIDORA DE TÍTULOS E VALORES MOBILIÁRIOS LTDA., a limited liability company (sociedade limitada) headquartered in the city of São Paulo, State of São Paulo, at Rua Gilberto Sabino, No. 215, 4th floor, Pinheiros, Postal Code 05425-020, registered with the CNPJ/ME[***], with its articles of incorporation filed with JUCESP [***], herein represented pursuant to its articles of incorporation, representing the community interests of the holders of the 1st (first) issue of debentures by the Issuer (“Trustee” and “Debentureholders”, respectively);

III. ONCLICK SISTEMAS DE INFORMAÇÃO LTDA., a limited liability company headquartered in the city of Marília, State of São Paulo, at Rua Hygino Muzzi Filho, No. 529, room 135, Campus Universitário, Prédio CITEC/CIEM—Centro de Inovação Tecnológica, Postal Code 17525- 901, registered with the CNPJ/ME [***], with its articles of incorporation duly registered with JUCESP [***], herein represented pursuant to its articles of incorporation (“Onclick”);

IV. COMMIT CONSULTING LTDA., a limited liability company headquartered in the city of Marília, State of São Paulo, at Rua Hygino Muzzi Filho, No. 529, room 135, Campus Universitário, Prédio CITEC/CIEM—Centro de Inovação Tecnológica, Postal Code 17525-901, registered with CNPJ/ME [***], with its articles of incorporation duly registered with JUCESP [***], herein represented pursuant to its articles of incorporation (“Commit”);

V. APIE.COMM TECNOLOGIA LTDA., a limited liability company headquartered in the city of São Paulo, State of São Paulo, headquartered at Avenida Giovanni Gronchi, No. 6195, rooms 1614/1615, Vila Andrade, Postal Code 05724-005, enrolled in CNPJ/ME, with its articles of incorporation duly registered with JUCESP [***], herein represented pursuant to its articles of incorporation (“Apiecomm”);

VI. LEADLOVERS TECNOLOGIA LTDA., a legal entity governed by private law, registered with the CNPJ/ME [***], headquartered at Rua do Semeador, No. 461, CIC, in the City of Curitiba, State of Paraná, Postal Code 81270-050, with its articles of incorporation registered with the Commercial Registry of the State of Paraná [***], hereby represented pursuant to its Bylaws (“Leadiovers” and, jointly with Onclick, Commit and Apiecomm, referred to as “Sureties”);

VII. PIERRE CARNEIRO RIBEIRO SCHURMANN, a Brazilian individual, married under total separation of property regime, administrator [***], enrolled with the Individual Taxpayer Register (CPF) [***], resident and domiciled in the City of São Paulo, State of São Paulo, with a business address in the City of São Paulo, State of São Paulo, at Rua Jesuíno Arruda, No. 769, room 20 B, Itaim Bibi, Postal Code 04532-082 (“Co-Signer”); and

hereby and in the best form of law, enter into this “5th (Fifth) Amendment to the Private Instrument of Indenture of the 1st (First) Issue of Simple, Non-Convertible Debentures, with Security Interest, with Additional Personal Guarantee, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.” (“Fifth Amendment”), in accordance with the terms and conditions below.

Ex. 10.25-1

WHEREAS:

A. on May 18, 2021, the Issuer and the Trustee entered into the “Private Deed Instrument of the 1st (First) Issue of Simple, Non-Convertible Debentures, with Security Interest, in a Single Series, for Public Distribution with Restricted Distribution Efforts, of Nuvini S.A.”, which was duly registered with JUCESP [***], in session of May 28, 2021 (“Original Indenture”):

B. on May 25, 2021, the Issuer and the Trustee entered into the “1st (First) Amendment to the Private Instrument of Indenture of the 1st Issue of Simple, Non-Convertible Debentures, with Security Interest, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.”, which was duly registered with JUCESP [***], in session of June 16, 2021 (“1st Amendment”);

C. on September 28, 2021, the Issuer and the Trustee entered into the “Re-ratification of the 1st (First) Amendment to the Private Instrument of Indenture of the 1st Issue of Simple, Non-Convertible Debentures, with Security Interest, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.”, which was duly registered with JUCESP [***], in session of April 05, 2022 (“Re-ratification”);

D. on May 31, 2021, the Issuer, the Trustee, Onclick, Commit and Apiecomm entered into the 2nd(Second) Amendment to the Private Instrument of Indenture of the 1st Issue of Simple, Non-Convertible Debentures, with Security Interest, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.”, which was duly registered with JUCESP [***], in session of July 14, 2021 (“2nd Amendment”);

E. on August 12, 2021, the Issuer, Trustee and Leadlovers entered into the “3rd (Third) Amendment to the Private Instrument of Indenture of the 1st Issue of Simple, Non-Convertible Debentures, with Security Interest, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.”, which was duly registered with JUCESP [***], in session of September 02, 2021 (“3rd Amendment”):

F. on April 25, 2022, the Issuer, the Trustee, Onclick, Commit, Apiecomm and Leadlovers entered into the “4th (Fourth) Amendment to the Private Instrument of Indenture of the 1st Issue of Simple, Non-Convertible Debentures, with Security Interest, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.”, which was duly registered with JUCESP [***], in session of May 03, 2022 (“4th Amendment” and, together with the 1st Amendment, the Re-ratification, the 2nd Amendment, the 3rd Amendment and this Amendment, “Amendments”, being the Original Indenture, as amended by the Amendments, designated simply as “Debenture Indenture”):

G. at the general meeting of the Debentureholders held on November 17, 2022 (“AGD of November 17, 2022”), the Debentureholders approved the granting of a waiver to the Issuer, subject to certain conditions, including certain amendments to the Debenture Indenture; and

H. the Parties wish to enter into this Fifth Amendment to reflect the amendments to the Debenture Indenture approved at the AGD of November 17, 2022.

The Parties RESOLVE to amend the Debenture Indenture through this Fifth Amendment, in accordance with the following terms and conditions.

1. AUTHORIZATIONS

1.1. This Fifth Amendment is entered into by the Parties in accordance with the approvals and authorizations of the Debentureholders contained in the AGD of November 17, 2022.

2. FILINGS AND RECORDS

2.1. This Fifth Amendment shall be duly filed with JUCESP, in accordance with article 62, item II, and paragraph 3, of the Brazilian Corporation Law and at the Registry of Deeds and Documents at the headquarters of the Parties.

2.2. The Issuer undertakes to (i) have this Fifth Amendment filed with JUCESP within 10 (ten) Business Days from the date of signature of this Fifth Amendment, with no further registration or filing required; (ii) meet any requirements made by JUCESP in a timely manner; and (iii) send to the Trustee 1 (one) original copy of this Fifth Amendment, duly filed with JUCESP within 2 (two) Business Days after the date of the respective filing.

Ex. 10.25-2

2.3. The Issuer also undertakes to present this Fifth Amendment for registration with the Registry of Deeds and Documents of the Judicial District of São Paulo, State of São Paulo, the Judicial District of Curitiba, State of Paraná and the Judicial District of Marília, State of São Paulo, within 10 (ten) Business Days from the date of its signature, provided that the registration must occur within 30 (thirty) days from the signature of this Fifth Amendment.

3. CHANGES

3.1. The Parties agree that the Co-Signer becomes part of the Debenture Indenture, to formalize the granting of the Accommodation.

3.1.1. The granting of the Accommodation by the Co-Signer waives the grant upon spousal approval, since he is married under the regime of total separation of property, pursuant to article 1647, item III, coupled with 1687 of the Civil Code, pursuant to the Marriage Certificate presented to the Trustee.

3.2. In order to reflect the resolutions taken at the AGD of November 17, 2022, the Parties decide to amend section 6.1.2 of the Debenture Indenture and include sections 1.3 and 3.12 in the Debenture Indenture, which will become effective with the wording contained in this Fifth Amendment:

“PRIVATE INSTRUMENT OF INDENTURE OF THE 1st (FIRST) ISSUE OF SIMPLE, NON-CONVERTIBLE DEBENTURES, WITH SECURITY INTEREST, WITH ADDITIONAL PERSONAL GUARANTEE, IN A SINGLE SERIES, FOR PUBLIC DISTRIBUTION WITH RESTRICTED DISTRIBUTION EFFORTS OF NUVINI S.A.

The “Parties”:

I. NUVINI S.A., a privately-held corporation headquartered in the city of São Paulo, State of São Paulo, at Rua Jesuíno Arruda, No. 769, room 20B, POSTAL CODE 04532-082, duly registered with the National Corporate Taxpayers Register of the Ministry of Economy, Finance and Planning (“CNPJ/ME”) [***], with its articles of incorporation filed with the Commercial Registry of the State of São Paulo (“JUCESP”) [***], herein represented pursuant to its bylaws (“Issuer” or “Company”);

II. VÓRTX DISTRIBUIDORA DE TÍTULOS E VALORES MOBILIÁRIOS LTDA., a limited liability company headquartered in the city of São Paulo, State of São Paulo, at Rua Gilberto Sabino, No. 215, 4th floor, Pinheiros, POSTAL CODE 05425-020, registered with CNPJ/ME [***], with its articles of incorporation filed with JUCESP [***], herein represented pursuant to its articles of incorporation, representing the community interests of the holders of the 1st (first) issue of debentures by the Issuer (“Trustee” and “Debentureholders”, respectively);

III. ONCLICK SISTEMAS DE INFORMAÇÃO LTDA., a limited liability company headquartered in the city of Marília, State of São Paulo, at Rua Hygino Muzzi Filho, No. 529, room 135, Campus Universitário, Prédio CITEC/CIEM—Centro de Inovação Tecnológica, Postal Code 17525-901, registered with the CNPJ/ME [***], with its articles of incorporation duly registered with JUCESP [***], herein represented pursuant to its articles of incorporation (“Onclick”);

IV. COMMIT CONSULTING LTDA., a limited liability company headquartered in the city of Marília, State of São Paulo, at Rua Hygino Muzzi Filho, No. 529, room 135, Campus Universitário, Prédio CITEC/CIEM—Centro de Inovação Tecnológica, Postal Code 17525-901, registered with CNPJ/ME [***], with its articles of incorporation duly registered with JUCESP [***], herein represented pursuant to its articles of incorporation (“Commit”);

V. APIE.COMM TECNOLOGIA LTDA., a limited liability company headquartered in the city of São Paulo, State of São Paulo, headquartered at Avenida Giovanni Gronchi, No. 6195, rooms 1614/1615, Vila Andrade, POSTAL CODE 05724-005, enrolled with CNPJ/ME [***], with its articles of incorporation duly filed with JUCESP [***], herein represented pursuant to its articles of incorporation (“Apiecomm”);

VI. LEADLOVERS TECNOLOGIA LTDA., a legal entity governed by private law, registered with the CNPJ/ME under No. 22.799.684/0001-76, headquartered at Rua do Semeador, No. 461, CIC, in the City of Curitiba, State of Paraná, POSTAL CODE 81270-050, with its articles of incorporation registered with the Commercial Registry of the State of Paraná [***], hereby represented pursuant to its Bylaws (“Leadlovers” and, jointly with Onclick, Commit and Apiecomm, “Sureties”);

Ex. 10.25-3

VII. PIERRE CARNEIRO RIBEIRO SCHURMANN, a Brazilian individual, married under total separation of property regime, administrator [***], registered with the Individual Taxpayer Register (CPF) [***] (“Co-Signer”); and

(...)

1.3. The granting of the Accommodation by the Co-Signer waives the granting upon spousal approval, since he is married under the regime of total separation of property, pursuant to article 1647, item III, coupled with 1687 of the Civil Code.

(...)

3.12. Accommodation

3.12.1. In guarantee of the faithful, full and timely payment and fulfillment of the Secured Obligations, the Co-Signer is a party in this Debenture Indenture and provides his Accommodation (“Accommodation” and, jointly with the Security Interests and the Suretyship, “Guarantees”) in favor of the Debentureholders, represented by the Trustee, binding himself, or by his successors in any capacity, as Co-Signer and main payor, jointly and severally liable with the Issuer, pursuant to article 897 et seq. of the Civil Code.

3.12.2. Subject to the provisions of this Debenture Indenture, the Co-Signer undertakes to pay the full value of the Secured Obligations of a pecuniary nature within a period of up to 30 (thirty) business days from the receipt of the written notification from the Trustee to the Co-Signer regarding Secured Obligations overdue and unpaid, which shall be accompanied, when applicable, by copies of proof of expenses incurred. Such notification may only be sent to the Co-Signer by the Trustee in the event of delay in payment by the Issuer of any amount due in relation to the Debentures under the terms of this Debenture Indenture for a period exceeding 30 (thirty) business days, counted from the due date of the value in question. The payment shall be made outside the scope of B3, free and net, without the deduction of any taxes, fees, contributions of any nature, charges or withholdings, present or future, as well as any interest, fines or other tax liabilities, and the Co-Signer shall pay the additional amounts that are necessary for the Debentureholders to receive, after such deductions, collections or payments, an amount equivalent to that which would have been received if such deductions, collections or payments were not applicable.

3.12.3. The Accommodation does not presume the waiver of any of the Co-Signer’s rights before the Issuer, Debentureholders or Trustee, so that this Debenture Indenture will not affect any exercise of such rights, faculties or prerogatives, or will be interpreted as a waiver thereof.

3.12.4. It is hereby certain and agreed that failure by the Trustee to comply with the requirements and terms for the execution of the Accommodation provided for in this Debenture Indenture will not give rise to any loss of rights or faculties provided for herein by the Debentureholders.

3.12.5. The obligation to reinforce and/or replace the Accommodation will not apply in the event of any case and/or circumstance of deterioration, exhaustion and/or reduction, in whole or in part, of the Accommodation and/or the Secured Obligations.

3.12.7. This Accommodation will come into effect upon execution of this Fifth Amendment, and will remain valid in all its terms until the earliest of: (i) the date of full compliance with the Secured Obligations; and (ii) the date on which both Conditions Precedent provided for in Section 3.12.7.1 are implemented, in which case the Accommodation will automatically cease to produce any effects, the Co-Signer being fully exonerated from the payment of any Secured Obligations, overdue or coming due.

3.12.7.1. The Accommodation is subject to the following Conditions Precedent, pursuant to article 127 of the Civil Code (“Conditions Precedent”): (i) Fundraising is effectively made public by the Issuer, aiming at verifying that the minimum amount of USD 20,000,000.00 (twenty million US dollars), or its equivalent in other currencies, is effectively part of the deal, in the structure that may be defined by the Issuer; and (ii) the payment, by the Issuer, of the remuneration interest that became due by the Issuer on November 14, 2022, pursuant to Section 4.11 of this Debenture Indenture, and which were unpaid by the Issuer on said date (which did not imply an event of early maturity, due to the resolution of the Debentureholders at the general meeting of Debentureholders held on November 17, 2022).

Ex. 10.25-4

3.12.7.2. For the purposes of this Deed, “Fundraising” means raising funds, by the Issuer or by another company that is part of the Nuvini Group, in the structure that may be defined by the Issuer. To facilitate the Fundraising, the Issuer will carry out the Corporate Restructuring, and the Fundraising and the Corporate Restructuring were authorized, for all purposes, by the Debentureholders,

3.12.7.3. For the purposes of this Deed, “Corporate Restructuring” means the corporate restructuring involving the Issuer and the other companies of the Issuer’s economic group (“Nuvini Group”), in which: (i) there will be the incorporation of a company abroad that: (a) will be headquartered and governed under the laws of the Cayman Islands or such other jurisdiction as may be determined by the Issuer; (b) will become the new holding company of Nuvini Group; and (c) will be the Issuer’s controlling shareholder, holder of the majority of its shares (“Nuvini, Inc.”); and (ii) the shares issued by the Issuer will be transferred to Nuvini, Inc., so that the current shareholders of Nuvini will hold a direct interest in Nuvini, Inc.

3.12.7.4. In the event of implementation of the Conditions Precedent, without prejudice to the automatic release of the Accommodation, pursuant to Section 3.12.7, the Parties undertake to take all measures to formalize the release of the Accommodation, including by amending this Indenture for the exclusion of the Co-Signer and the rules related to the Accommodation and the holding of a general meeting of the Debentureholders for the approval of the necessary alterations, to be called within 5 (five) Business Days counted from the date of implementation of both Conditions Precedent.

3.12.8. The Co-Signer is entitled to pay any obligation defaulted by the Issuer, regardless of notification from the Trustee, including during any cure period established in this Indenture, in which case the default may be remedied by the Co-Signer.

3.12.9. By virtue of the Suretyship and Accommodation, provided by the Sureties and the Co-Signer, for the benefit of the Debentureholders, represented by the Trustee, in guarantee of the Secured Obligations, this Debenture Indenture and any amendments thereof shall be registered by the Issuer with the respective Registry of Deeds and Documents of the Judicial District of São Paulo, State of São Paulo, the Judicial District of Curitiba, State of Paraná and the Judicial District of Marília, State of São Paulo (“RTD Registries”), in up to 10 (ten) Business Days from the date of signature of this Debenture Indenture and/or the respective amendments, as the case may be, provided that obtaining registration at the RTD Registry, as provided herein, must occur within a maximum period of 30 (thirty) days, counted from the date of signature of this Indenture and/or its respective amendments, as the case may be, pursuant to articles 129 and 130 of Law No. 6.015, of December 31, 1973, as in force (“Law of Public Records”), extendable for an equal period, provided that these are for reasons beyond the Issuer’s control and the Issuer proves to the Trustee that it is taking all the necessary measures to obtain the registration referred to in this Section.

3.12.10. After the registration of this Indenture and/or its respective amendments, as the case may be, at the RTD Registries, the Issuer shall forward to the Trustee 1 (one) original copy of this Indenture and its respective amendments, as the case may be, duly registered, within a maximum period of 5 (five) Business Days from the date of obtaining the registration.

(...)

6.1.2. Events of Non-Automatic Early Maturity: In case of any of the events indicated in this Section 6.1.2, which are not remedied within the possibly applicable period of cure, the provisions of sections 6.1.4 et seq. (“Non-Automatic Early Maturity”):

(I) non-compliance, by the Issuer, with the following financial indexes and limits (“Financial Indexes’) to be verified based on the Issuer’s consolidated annual financial statements, as of the fiscal year ended December 31, 2022 (for purposes of clarification there will be no verification of the financial ratios in relation to the 2021 fiscal year):

(I) Gross Debt/Pro Forma EBITDA indicator less than or equal to: (i) 7.2x (seven integers and two tenths times), to be verified based on the Issuer’s annual, consolidated and audited financial statements for the ended fiscal year on December 31, 2022; and (ii) 3.0x (three times), to be verified based on the Issuer’s annual, consolidated and audited financial statements as of the fiscal year ended December 31, 2023.

For the purposes of this item, Gross Debt and EBITDA will have the following meanings: “Gross Debt”: means the total volume of loans, loans (with the exception of loans granted exclusively by the Guarantor) and financing obtained by the Issuer, based on the consolidated annual financial statements of the Issuer referring to the most recent fiscal year issued by the Issuer; and “Shareholders’ Equity”: means the Issuer’s shareholders’ equity, based on the

Ex. 10.25-5

Issuer’s consolidated annual financial statements for the most recent fiscal year issued by the Issuer; “Pro Forma EBITDA”: means earnings before financial result, taxes, depreciation, amortization, impairment of assets and equity equivalence, calculated over the last 12 (twelve) months, including EBITDA for the last 12 (twelve) months of all companies merged and/or acquired by the Issuer up to the calculation date;

4. GENERAL PROVISIONS

4.1. The terms used in this Fifth Amendment with initials in capital letters, whether in the singular or plural, and that are not expressly defined in this Fifth Amendment, will have the meaning attributed to them in the Debenture Indenture.

4.2. All terms and conditions of the Indenture that have not been expressly amended by this Fifth Amendment are hereby ratified and remain in full force and effect.

4.3. If any of the provisions of this Fifth Amendment is deemed illegal, invalid or ineffective, all other provisions not affected by such judgment shall prevail, and the Parties undertake, in good faith, to replace the affected provision with another that, to the extent possible, produce the same effect.

4.4. The Parties acknowledge that this Fifth Amendment was negotiated and fully drafted by all the Parties, together, so that its interpretation cannot be carried out for the benefit of any of them, for not having drafted a certain provision and/or this Fifth Amendment.

4.5. This Fifth Amendment, the Debenture Indenture and the Debentures are extrajudicial enforcement instruments, under the terms of items I and II of article 784, of the Code of Civil Procedure, the Parties recognizing henceforth that, regardless of any other applicable measures, the obligations assumed under the terms of this Fifth Amendment, the Debenture Indenture and in relation to the Debentures are subject to specific performance, subject to the provisions of articles 815 et seq. of the Code of Civil Procedure, without prejudice to the right to declare the early maturity of the Debentures, in the terms of the Debenture Indenture.

4.6. This Fifth Amendment is governed by the Laws of the Federative Republic of Brazil.

4.7. The jurisdiction of the Judicial District of São Paulo, State of São Paulo, is elected, to the exclusion of any other, however privileged it may be, to resolve issues that may arise from this Fifth Amendment and the Debenture Indenture.

4.8. All documents and communications related to this Fifth Amendment must always be sent pursuant to section 11.10 of the Debenture Indenture.

4.9. The Parties may enter into this Fifth Amendment electronically using the certification process made available by the Brazilian Public Key Infrastructure—ICP-Brasil, producing all effects in relation to the signatories, pursuant to paragraph 1 of article 10 of Provisional Measure No. 2.200-2, of August 24, 2001, of which the Parties declare to have full knowledge.

The Parties enter into this Fifth Amendment in 1 (one) electronic copy, in the presence of 2 (two) witnesses.

São Paulo, December 16, 2022.

[signature pages to follow]

[Remainder of page intentionally left blank]

Ex. 10.25-6

[Signature page 1/3 of the “5th (Fifth) Amendment to the Private Instrument of Indenture of the 1st (First) Issue of Simple, Non-Convertible Debentures, with Security Interest, with an Additional Personal Guarantee, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.”, entered into on December 16, 2022]

NUVINI S.A.

Issuer

/s/ Pierre Carneiro Ribeiro Schurmann

Name: Pierre Carneiro Ribeiro Schurmann

VÓRTX DISTRIBUIDORA DE TÍTULOS E VALORES MOBILIÁRIOS LTDA.

Trustee

/s/ Guilherme Marcuci Machado	/s/ Bruno Ivonez Borges Alexandre

Name: Guilherme Marcuci Machado	Name: Bruno Ivonez Borges Alexandre

ONCLICK SISTEMAS DE INFORMATION LTDA.

Surety

/s/ Pierre Carneiro Ribeiro Schurmann

Name: Pierre Carneiro Ribeiro Schurmann

Ex. 10.25-7

[Signature page 2/3 of the “5th (Fifth) Amendment to the Private Instrument of Indenture of the 1st (First) Issue of Simple, Non-Convertible Debentures, with Security Interest, with an Additional Personal Guarantee, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.”, entered into on December 16, 2022]

COMMIT CONSULTING LTDA.

Surety

/s/ Pierre Carneiro Ribeiro Schurmann

Name: Pierre Carneiro Ribeiro Schurmann

APIE.COMM TECNOLOGIA LTDA.

Surety

/s/ Pierre Carneiro Ribeiro Schurmann

Name: Pierre Carneiro Ribeiro Schurmann

LEADLOVERS TECNOLOGIA LTDA.

Surety

/s/ Pierre Carneiro Ribeiro Schurmann

Name: Pierre Carneiro Ribeiro Schurmann

Ex. 10.25-8

[Signature page 2/3 of the “5th (Fifth) Amendment to the Private Instrument of Indenture of the 1st (First) Issue of Simple, Non-Convertible Debentures, with Security Interest, with an Additional Personal Guarantee, in a Single Series, for Public Distribution with Restricted Distribution Efforts of Nuvini S.A.”, entered into on December 16, 2022]

PIERRE CARNEIRO RIBEIRO SCHURMANN

Co-Signer

/s/ Pierre Carneiro Ribeiro Schurmann

Witnesses

1. /s/ Fernando Megale	2. /s/ José Deccache

Name: Fernando Megale	Name: José Deccache

Ex. 10.25-9